UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 5, 2006

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)
(563) 262-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

        On December 5, 2006, Bandag, Incorporated (the “Company”) and Bridgestone Americas Holding, Inc., a Nevada Corporation (“Bridgestone”), issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of that certain Agreement and Plan of Merger, dated December 5, 2006 (the “Merger Agreement”), by and among the Company, Bridgestone and Grip Acquisition Corporation, an Iowa corporation and wholly owned subsidiary of Bridgestone. The Company is also filing a copy of additional material related to the announcement of the Merger Agreement and the transactions contemplated by the Merger Agreement as Exhibits 99.2 through 99.14, which are incorporated herein by reference.

Use of Forward-Looking Statements

        This Current Report on Form 8-K contains “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995) through incorporation by reference to the documents being filed herewith. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of the document being incorporated by reference into this Current Report on Form 8-K and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such factors include, among others, unanticipated issues associated with obtaining approvals to complete the transaction or other unexpected issues that could impact the closing of the deal contemplated by the Merger Agreement. Readers are strongly encouraged to read the full cautionary statements contained in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward-looking statements.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

99.1	Press Release of Bandag, Incorporated, dated December 5, 2006.

99.2	Employee Letter, dated December 5, 2006.

99.3	Employee Talking Points, dated December 5, 2006.

99.4	Martin Carver Audix, dated December 5, 2006.

99.5	Retiree Letter, dated December 5, 2006.

99.6	Employee-Retiree FAQ, dated December 5, 2006.

99.7	Dealer Letter, dated December 5, 2006.

99.8	Dealer Talking Points, dated December 5, 2006.

99.9	Fleet Customer Letter, dated December 5, 2006.

99.10	Fleet Customer Talking Points, dated December 5, 2006.

99.11	General Talking Points (Elevator Speech), dated December 5, 2006.

99.12	Managers’ Q&A, dated December 5, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: December 5, 2006

Signature Page

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K dated December 5, 2006

Exhibit
Number

99.1	Press Release of Bandag, Incorporated, dated December 5, 2006.

99.2	Employee Letter, dated December 5, 2006.

99.3	Employee Talking Points, dated December 5, 2006.

99.4	Martin Carver Audix, dated December 5, 2006.

99.5	Retiree Letter, dated December 5, 2006.

99.6	Employee-Retiree FAQ, dated December 5, 2006.

99.7	Dealer Letter, dated December 5, 2006.

99.8	Dealer Talking Points, dated December 5, 2006.

99.9	Fleet Customer Letter, dated December 5, 2006.

99.10	Fleet Customer Talking Points, dated December 5, 2006.

99.11	General Talking Points (Elevator Speech), dated December 5, 2006.

99.12	Managers’ Q&A, dated December 5, 2006.

Exhibit Index